Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Ten
Putnam Capital Manager Series I - IV
Putnam Capital Manager Series V

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Ten
Putnam Capital Manager Series V
Supplement dated June 10, 2026 to the prospectus and updating summary prospectus dated May 1, 2026
The following supplements and amends the prospectus and updating summary prospectus for the above-mentioned contracts. Please read this supplement carefully and retain it for future reference. Special terms not defined in this supplement have the same meanings as in the prospectus and updating summary prospectus.
Reorganization
Putnam Investment Management, LLC (“Putnam Management”) has recommended, and the Board of Trustees of each of Putnam VT Sustainable Future Fund (“Target Fund”) and Putnam VT U.S. Research Fund (“Acquiring Fund”) has approved, the reorganization of Target Fund with and into the Acquiring Fund. Putnam Management is the investment manager of each fund. Putnam Management and the Board of Trustees of the Target Fund believe that the reorganization is in the best interests of each fund and its shareholders.
The reorganization is subject to the satisfaction of certain conditions. If all conditions are satisfied and approvals obtained, the reorganizations are expected to close on or about August 17, 2026 (the “Reorganization Date”).
For Contract Owners not invested in the Target Fund:
Contract Owners not invested in the Target Fund need not take any action.
For Contract Owners invested in the Target Funds:
Pursuant to the Reorganization, the Target Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. Effective as of the close of of trading at the New York Stock Exchange on or about June 26, 2026, the Target Fund will be closed to new accounts. Effective as of the close of of trading at the New York Stock Exchange on or about August 10, 2026 (“closing date”), the Target Fund will not accept any subsequent investments, including program trades. The reorganization is currently expected to close on or about the Reorganization date. If you do not want any of your Contract Value to be automatically transferred from the Target Fund to the Acquiring Fund you must contact our Annuity Contact Center prior to the closing date and provide instructions to transfer Contract Value to another available fund. Additionally, any future contribution allocations currently directed to any of the Target Fund should be redirected to another available fund. If another fund is not selected prior to the close of trading of trading at the New York Stock Exchange on the closing date, we will automatically update future contribution allocations to reflect the Acquiring Fund.
Also, due to the Reorganization, you will no longer be able to allocate new Premium Payments or make transfers to any Target Fund, including program trades, on or after the close of trading on the closing date.
As a result of the Reorganization on or about August 17, 2026:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Target Fund you may provide us alternative instructions prior to the Reorganization date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Target Fund with the Acquiring Fund;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Target Fund, your income payments will continue to come out of the Target Fund until the Target Fund liquidates on or about the Reorganization date. Upon the Target Fund’s liquidation, all Contract Value in the Target Fund will be automatically transferred to the Acquiring Fund and your Automatic Income Program will be automatically updated to replace the Target Fund with the Acquiring Fund, unless you provide us with alternative instructions prior to the closing date; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Target Fund, the model will be automatically updated on the Reorganization date to replace the Target Fund with the Acquiring Fund. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made into any other investment option within sixty calendar days after the Reorganization Date will not count against any limit on the number of transfers in one contract year.
Effective August 17, 2026, all references to Putnam VT Sustainable Future Fund in Appendix A, and Appendix A.1 (if applicable), of your prospectus and updating summary prospectus are deleted.
If you have questions or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668. Contact your investment professional if you need advice on your unique financial situation.
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